EXHIBIT 10.10


[EXECUTION COPY]
                       JACK NICKLAUS APPAREL INTERNATIONAL
                  AMENDED AND RESTATED JOINT VENTURE AGREEMENT

           This is a joint venture agreement made as of January 1, 1994, by and between Seaford Clothing Co. (an Illinois corporation), a wholly owned subsidiary of Hart Schaffner & Marx (a New York corporation), with offices at 101 North Wacker Drive, Chicago, Illinois 60606 ("HS&M Sub"), and Golden Bear International, Inc. (a Florida corporation), as successor by merger to Golden Bear Apparel International, Inc. (a Florida corporation), with offices at 11780 U.S. Highway #1, Suite 400, North Palm Beach, Florida 33408 ("Golden Bear"), who hereby agree as follows:

                                  ORGANIZATION

           /section/1. CONTINUATION OF JOINT VENTURE; PARTIES. This Agreement is an amendment and restatement of that Joint Venture Agreement dated March 29, 1983, between HS&M Sub and Golden Bear's predecessor in interest. Pursuant to a Master Apparel Agreement dated as of June 1, 1993, between Golden Bear and HS&M Sub's affiliates (the "Master Agreement"), Golden Bear has agreed to renew the prior Joint Venture Agreement subject to certain matters set forth in the Master Agreement. The parties to this agreement hereby agree to continue on and after January 1, 1994, subject to the Master Agreement and on the terms and conditions herein, their joint venture (the "Venture") which commenced as of December 6, 1973. The parties to the Venture are HS&M Sub and Golden Bear (sometimes hereinafter called collectively the "Venturers" and individually a "Venturer").

           /section/ 2. NAME, PRINCIPAL OFFICE AND PRINCIPAL MARKETING OFFICE. The name of the Venture is "Jack Nicklaus Apparel International." The principal office of the Venture is at 11780 U.S. Highway #1, Suite 400, North Palm Beach, Florida 33408, or at such other place as Golden Bear may select from time to time and specify in a notice to HS&M Sub, and the principal marketing office of the Venture is at 101 North Wacker Drive, Chicago, Illinois 60606, or at such other place as HS&M Sub may select from time to time and specify in a notice to Golden Bear.

           /section/ 3. SCOPE AND PURPOSES. The scope and specific purposes of the Venture are to: (i) locate licensees for the use of the name and likeness of Jack Nicklaus, including facsimile signature of Jack Nicklaus (the "Nicklaus Endorsement") and the "Golden Bear Trademarks" (which trademarks shall consist of those elements of the Nicklaus Endorsement used in a trademark sense, the Golden Bear logo (but only in such territories where such logo is expressly included in a sublicense from the Venture) and any other trademarks used upon or in connection with wearing apparel products endorsed by Jack Nicklaus to which Golden Bear has exclusive rights) in connection with the manufacture, advertisement, promotion and sale of wearing apparel, except footwear, and any other products approved by Golden Bear in its sole discretion from time to time ("Nicklaus Products"), throughout the world, except for those territories excluded in Exhibit "A" annexed hereto, as the same may be amended from time to time pursuant to the Master Agreement (the "Licensing Territory"), during the period which commenced December 6, 1973 and ends December 31, 2000 (the "Licensing Period"); (ii) enter into agreements ("Licensing Agreements") licensing the right to use the Nicklaus Endorsement and the Golden Bear Trademarks in connection with the

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manufacture, advertisement, promotion and sale of Nicklaus Products in the
Licensing Territory during the Licensing Period and continue any such Licensing Agreements in effect on the date hereof; and (iii) acquire and furnish design, advertising, and marketing expertise, materials and services and manufacturing know-how, confidential know-how and patent technology for and to licensees under Licensing Agreements in connection with the manufacture, advertisement, promotion and sale of Nicklaus Products in the Licensing Territory during the Licensing Period (provided that the Venture shall not engage as a principal in any manufacturing, marketing or selling of Nicklaus Products).

           /section/4. LICENSING OF RIGHTS BY VENTURER. Golden Bear shall, concurrently with the execution of this agreement, enter into an agreement with the Venture, a copy of which is attached hereto as Exhibit "B", licensing to the Venture all of its rights with respect to the use of the Nicklaus Endorsement and the Golden Bear Trademarks in connection with the manufacture, advertisement, promotion and sale of Nicklaus Products in the Licensing Territory during the Licensing period. HS&M Sub shall and other parties may, from time to time, authorize the Venture to negotiate sales or licenses (but without any additional compensation to HS&M Sub therefor) of their rights with respect to any patents, designs or know-how in connection with the manufacture, advertisement, promotion and sale of Nicklaus Products in the Licensing Territory during the Licensing Period.

                                    FINANCIAL

/section/5. CASH ADVANCES. To the extent not generated by the operations of the Venture, the Venturers shall advance to the Venture, from time to time as needed, additional cash required to meet the costs and expenses of the Venture under /section/8 and for any other purpose as the Venturers may determine from time to time. Unless otherwise agreed by the Venturers, all such cash advances ("advances") by the Venturers shall be in equal amounts. No advance by a Venturer shall earn interest, except that for any period during which the outstanding advances by a Venturer are in excess of the outstanding advances by the other Venturer, the Venture shall pay interest on the amount of the excess for such period at a rate equal to the prime rate in effect from time to time during such period at The First National Bank of Chicago. Except as provided in this agreement, no Venturer shall be obligated to make any advances to the Venture, and no Venturer shall have any right to demand a return of any advances to the Venture made by it.

           /section/6. ALLOCATION OF INCOME AND LOSSES. As of the last day of each fiscal year, the "Non-Apparel Net Income or Loss" (as defined below) earned by the Venture (determined in accordance with generally accepted accounting principles consistently applied) shall be allocated 90% to Golden Bear and 10% to HS&M Sub. As of the last day of each fiscal year of the Venture, all other net income earned and net losses incurred by the Venture (determined in accordance with generally accepted accounting principles consistently applied), hereinafter referred to as "Apparel Net Income or Loss," shall be allocated to the Venturers in equal shares. Notwithstanding the above, funds and other property acquired by the Venture, as a result of net income earned by it or otherwise, shall not be distributed to the Venturers except as provided in /section//section/7 and 16.
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Any allocation to a Venturer of a proportion of any net income earned or net losses incurred by the Venture shall be deemed an allocation to that Venturer of the same proportionate part of each item of such income, gain, loss, deduction, or credit that is earned, realized, or available by or to the Venture for federal income tax purposes. (For purposes of this agreement, "Non-Apparel Net Income or Loss" shall mean the gross receipts of the Venture received under a Licensing Agreement (the "Asahi Licensing Agreement") with Asahi Chemical Industry Co., Ltd. ("Asahi") and any other Licensing Agreement mutually agreed to by the Venturers from time to time by reason of the sale of "Non-Apparel Products," less any "Non-Apparel Expenses." For this purpose, "Non-Apparel Products" means products sold by the non-apparel sublicensees of Asahi listed on the attached "Schedule I" and any other non-apparel products mutually agreed to by the Venturers from time to time. Also, for this purpose, "Non-Apparel Expenses" means any expenses of the Venture solely related to Non-Apparel Net Income or Loss plus a proportionate part of all expenses ("General Expenses") related to both Non-Apparel Net Income and Loss and Apparel Net Income and Loss (such as, but not limited to, salaries and expenses of employees, "Nicklaus Travel Expenses" (as defined in /section/8), marketing fees paid to Golden Bear, fees paid to accountants and attorneys and other general purpose expenses, but specifically excluding any expenses solely related to Apparel Net Income and
Loss). The proportionate part of the General Expenses which are to be included in Non-Apparel Net Income or Loss shall be determined by multiplying the aggregate amount of the General Expenses by a fraction, (i) the numerator of which is the gross receipts of the Venture from the sale of Non-Apparel Products and (ii) the denominator of which is the total gross receipts of the Venture).

           /section/7. DISTRIBUTION OF FUNDS. The Venture shall establish from time to time reasonable reserves for working capital, payment of the costs and expenses of the Venture, other obligations of the Venture and contingencies. All other funds of the Venture (except those retained in reserves established pursuant to the preceding sentence) shall be distributed, annually or at any more frequent intervals that the Venturers may from time to time select, to the Venturers as follows:

                    (a) First, as a repayment of a Venturer's advances to the Venture under /section/5 (with interest as provided therein) in an amount equal to the amount by which the outstanding unreturned advances by such Venturer are in excess of the outstanding unreturned advances by the other Venturer.

                    (b) Next, to the Venturers equally as a repayment of their advances to the Venture under /section/5 in an amount equal to the then aggregate unreturned advances by each Venturer.

                    (c) Next, funds shall be distributed to the Venturers to the extent of accumulated Apparel Net Income and Non-Apparel Net Income as of the end of the fiscal year of the Venture (the "Reference Fiscal Year") immediately preceding the fiscal year of distribution which has not yet been distributed to the Venturers, with each distribution being with respect to both accumulated and undistributed Apparel Net Income and Non-Apparel Net Income on a PARI PASSU basis, and with the Apparel Net Income portion being distributed in equal shares to both Venturers and the Non-Apparel Net
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Income portion being distributed in equal shares to both Venturers and the
Non-Apparel Net Income portion being distributed 90% to Golden Bear and 10% to HS&M Sub.

                    (d) Next, if at the time of any distribution during a fiscal year there is no such accumulated and undistributed Apparel Net Income or Non-Apparel Net Income, funds shall be distributed to the Venturers, as an advance against future funds distributable under (c) above, with each Venturer's share being in proportion to its proportionate share of the total budgeted, projected or estimated distribution (as agreed upon by the Venturers) for such fiscal year of Apparel Net Income and Non-Apparel Net Income. (As soon as any funds become distributable under (c) above, any advances to the Venturers under this (d) shall be credited against said funds and treated at the time of crediting as if they were distributed under (c) above. To the extent the Venturers have, at any time, outstanding distributions under this (d) in excess of the amounts which can be so credited, such excess amounts shall, at the Venturer's option, be repaid by the Venturers to the Venture.)

                    (e) Thereafter, all remaining funds shall be distributed to the Venturers in equal shares.

          For purposes of this /section/7, a reimbursement to a Venturer for expenditures properly considered as costs or expenses of the Venture shall not be considered as a distribution of funds to a Venturer; the Venture shall make any such reimbursement prior to any distribution of funds to a Venturer under this /section/7.

           /section/8. COSTS AND EXPENSES. All direct costs and expenses of the Venture shall be paid or reimbursed by the Venture, including but not limited to the salary and expenses of all employees of the Venture; the Nicklaus Travel Expenses described below in this /section/8; an annual marketing fee of $25,000 payable to Golden Bear on or before June 1 of each year during the term of this agreement; the fees and expenses of independent accountants and attorneys for time devoted to needs of the Venture; and, subject to the provisions of /section/10 with respect to certain consents to incurring some of the following costs on behalf of the Venture, the costs of registering and protecting, in classes for which the Venture has existing or prospective licensees, all or any part of the Nicklaus Endorsement and the Golden Bear Trademarks in any and all jurisdictions within the Licensing Territory, the costs of maintaining actions for the infringement or other violation of the Venture's rights to the Nicklaus Endorsement and the Golden Bear Trademarks and resolving and defending claims and legal actions alleging infringement or any other violation of the rights of other parties arising out of the use of the Nicklaus Endorsement and the Golden Bear Trademarks by the Venture in any and all jurisdictions within the Licensing Territory, the costs of registering and protecting all or any part of any patents or designs owned by the Venture or in which the Venture has any rights or interest in any and all jurisdictions within the Licensing Territory, and the costs of maintaining actions for the infringement or other violation of the Venture's rights pertaining to any patents, designs or know-how and resolving and defending claims and legal actions alleging infringement or any other violation of patents of other parties or the rights of other parties arising out of the use of any designs or know-how by the Venture in any and all jurisdictions within the Licensing Territory. Notwithstanding anything contained above in this /section/8, and except as the Venturers may
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otherwise expressly agree, no compensation (including fringe benefits) or travel expenses of employees of the Venturers or any organization affiliated with them and no office overhead of the Venturers or any organization affiliated with them, whether or not incurred on behalf of or allocable to the business of the Venture, shall be paid or reimbursed by the Venture. In this connection, the Venturers expressly agree that "Nicklaus Travel Expenses" shall be reimbursed as expenses of the Venture. (For purposes of this agreement, "Nicklaus Travel Expenses" shall mean the Venture's share of travel expenses incurred by Jack Nicklaus (after allocation of expenses to any other business undertaken by him during such travel) only for trips to Japan and any other personal appearance by or meeting with Jack Nicklaus arranged by mutual agreement of the parties to promote the business of the Venture, provided that the projected expenses and prorations with other activities of Jack Nicklaus shall be disclosed to HS&M Sub at the time such other appearance or meeting is arranged.)

                                    OPERATION

           /section/9. RESPONSIBILITIES. HS&M Sub's primary responsibilities shall consist of: (i) maintaining a reasonably representative licensing program for Nicklaus products in the Licensing Territory during the Licensing Period, locating prospective licensees for the use of the Nicklaus Endorsement and the Golden Bear Trademarks in connection with the manufacture, advertisement, promotion and sale of Nicklaus Products in the Licensing Territory during the Licensing Period, advising such prospective licensees of the benefits of such a licensing agreement, recommending to the Venture such prospective licensees and the proposed terms for Licensing Agreements with such prospective licensees, and assisting in negotiating the terms of Licensing Agreements with such prospective licensees; (ii) acquiring and furnishing design, advertising and marketing expertise, materials, know-how and services and manufacturing know-how, confidential know-how, and patent technology for and to licensees as reasonably necessary to support the design, manufacturing and marketing of Nicklaus Products by such licensees; and (iii) registering and protecting all or any part of any patents, designs or know-how owned by the Venture or with respect to which the Venture has any rights or interest in any and all jurisdictions within the Licensing Territory, and maintaining actions for the infringement or other violation of the Venture's rights pertaining to any patents, designs or know-how and resolving and defending claims and legal actions alleging infringement or any other violation of patents of other parties or the rights of other parties arising out of the use of any designs or know-how by the Venture in any and all jurisdictions within the Licensing Territory. Golden Bear's primary responsibilities shall consist of: (i) consulting with licensees relating to marketing, promotional and advertising matters; (ii) reviewing proposed advertising of Nicklaus Products for the purpose of recommending to the Venture whether it should approve or disapprove of the use of such advertising by licensees; (iii) assisting in negotiating the terms of Licensing Agreements;
(iv) preparing and executing Licensing Agreements and amendments thereto (subject to HS&M Sub's consent under /section/10(a)(1) to execution); (v) furnishing the services of Jack Nicklaus to meet any commitments by the Venture in a Licensing Agreement to provide his services (except that Golden Bear shall be under no such obligation unless it has consented to the execution of such Licensing Agreement containing such commitments); (vi) registering and protecting all
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or any part of the Nicklaus Endorsement and the Golden Bear Trademarks in any
and all jurisdictions within the Licensing Territory, and maintaining actions for the infringement or other violation of the Venture's rights to the Nicklaus Endorsement and the Golden Bear Trademarks and resolving and defending claims and legal actions alleging infringement or any other violation of the rights of other parties arising out of the use of the Nicklaus Endorsement and the Golden Bear Trademarks by the Venture in any and all jurisdictions within the Licensing Territory; (vii) maintaining accounting and other records and property of the Venture; (viii) receiving and disbursing the funds of the Venture; and (ix) making all routine administrative decisions of the Venture. Each Venturer may, upon request of the other, assist the requesting Venturer in the performance of its duties and the carrying out of its primary responsibilities under this /section/9. All other activities of the Venture shall be the joint responsibility of the Venturers, including the general supervision and compensation of employees of the Venture, entering into agreements acquiring rights for the Venture (including trademark, design, patent and know-how rights and copyrights), the protection of and resolution and defense of claims and legal actions relating to the Venture's rights to any trademarks other than the Golden Bear Trademarks, the protection of and resolution and defense of claims and legal actions relating to the Venture's rights to any copyrights, the enforcement of any contract rights of the Venture, and the employment of independent accountants and attorneys and other professionals.

           /section/10. AUTHORITY. Each Venturer shall have the power and authority to act on behalf of the Venture in connection with the fulfillment of that Venturer's responsibilities under this agreement, except as otherwise hereinafter set forth.

                 (a) Neither Venturer may, except as expressly authorized in this agreement or except with the prior consent of the other Venturer, do any of the following on behalf of the Venture:

                             (1)       Execute and deliver or amend any
                  Licensing Agreement.

                             (2)       Terminate any existing Licensing
                  Agreement.

                             (3) Approve of any design, advertising or marketing (including but not limited to distributions and sales through ordinary marketing channels and in the "Premium Market" as such term is defined in /section/7 of the Licensing Agreement, attached hereto as Exhibit "B") of Nicklaus Products, or grant any other approvals or consents under any Licensing Agreement.

                             (4) Employ, retain, or dismiss any employee of the Venture.

                             (5) Execute, endorse, or guarantee any note, bond,
                   bill of exchange, or surety or indemnity agreement, if such execution, endorsement, or guarantee may, under any process, become a liability of the Venture or the other Venturer.

                             (6) Engage in any transaction or enter into any
                   agreement outside the usual course of the Venture's business or outside the scope
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                   and purposes of the Venture or outside the contemplation of this agreement.

                             (7) Use any money or property belonging to the
                   Venture or pledge the Venture's credit, except in the ordinary course of business and for the benefit of the Venture.

                             (8) Assign, pledge, compromise, or release any
                   claim of or debt to the Venture without receiving full payment thereof.

                             (9) Confess judgment against the Venture or
                   institute any legal action on behalf of the Venture.

                             (10) Acquire, dispose of or encumber any tangible
                   or intangible property or other right of the Venture, except in the ordinary course of business and for the benefit of the Venture.

                 (b) Golden Bear may not, except with the prior consent of HS&M Sub (which consent shall not be unreasonably withheld), do either of the following on behalf of the Venture:

                             (1) Incur any costs for registering and protecting
                   all or any part of the Nicklaus Endorsement and the Golden Bear Trademarks in any jurisdiction within the Licensing Territory, or for maintaining any actions for the infringement or other violation of the Venture's rights to the Nicklaus Endorsement and the Golden Bear Trademarks.

                             (2) Incur any costs in resolving or defending any
                   claims or legal actions alleging infringement or any other violation of the rights of other parties arising out of the use of the Nicklaus Endorsement and the Golden Bear Trademarks by the Venture in any jurisdictions within the Licensing Territory.

                   (c) HS&M Sub may not, except with the prior consent of Golden Bear (which consent shall not be unreasonably withheld), do either of the following on behalf of the Venture:

                              (1) Incur any costs for registering and protecting
                   all or any part of any patents, designs or know-how owned by the Venture or in which the Venture has any rights or interest in any jurisdiction within the Licensing Territory, or for maintaining any actions for the infringement or other violation of the Venture's rights to any patents, designs or know-how.

                    (2) Incur any costs in resolving or defending any claims or legal actions alleging infringement or any other violation of patents of other parties or the rights of other parties arising out of the use of any design or know-how by the Venture in any jurisdiction within the Licensing Territory.

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Any dispute as to whether the consent of HS&M Sub or Golden Bear under (b) or
(c) above, respectively, is being unreasonably withheld shall be settled by arbitration in accordance with /section/19, and in the event any such consent is so determined to have been unreasonably withheld, such consent shall be deemed to have been given prior to any costs having been incurred by the responsible Venturer and such Venturer shall be reimbursed for any such costs as costs of the Venture under /section/8.

           Notwithstanding anything to the contrary contained above in this /section/10, Golden Bear may, on behalf of the Venture, for the purpose of performing its administrative responsibilities under /section/9, pay and disburse funds to cover the costs and expenses of the Venture under /section/8.

           In order to provide for the orderly conduct of the business of the Venture, each Venturer shall designate one or more representatives ("Representatives") to represent that Venturer, either jointly or severally (as designated), in all matters relating to the Venture and its busine/section/ The Representative or Representatives currently designated by each Venturer are:

                    VENTURER                            REPRESENTATIVES

                    HS&M Sub                            Elbert O. Hand
                                                        Homi B. Patel


                    Golden Bear                         Richard P. Bellinger
                                                        Thomas P. Hislop

Each Venturer's Representative or Representatives shall have full and complete power and authority to act for and on behalf of that Venturer in connection with the Venture or its business, to execute documents in the name of the Venture and on its behalf, and to bind that Venturer in all matters relating to the Venture, except that neither Venturer's Representative or Representatives shall have the power or authority (as such) to appoint a new Representative or Representatives hereunder or to amend this agreement, although each Venturer's Representative or Representatives shall have the power and authority to give any consent or approval which may be given by that Venturer under this agreement. If more than one Representative is appointed by a Venturer, such Representatives shall be deemed co-equal in their authority to act on behalf of such Venturer, and either of such Representatives shall be authorized to act individually as provided above. Each Venturer's Representative or Representatives shall serve as such until (i) he has been removed by that Venturer and the other Venturer has received notice of such removal, (ii) he resigns by giving notice thereof to both Venturers, or (iii) he dies. Upon removal, resignation, or death of a Venturer's Representative or Representatives, that Venturer shall designate another person or persons to become its Representatives hereunder by giving notice thereof to the other Venturer.

           /section/11. INDEPENDENT VENTURES. Each Venturer shall be permitted to engage in or possess an interest in other business ventures of every type and description, independently or with others, except that during the Licensing Period, the parties
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acknowledge that the exclusivity provisions of Section 16 of the Master Agreement shall apply to the business conducted by them and their affiliates with respect to this Agreement.

           /section/12. VENTURE RECORDS. All accounting records, general records, and other documents relating to the Venture shall be maintained by Golden Bear at the principal office of the Venture and shall be open to the reasonable examination and copying by either Venturer or its duly authorized representative at any reasonable time. Each Venturer shall promptly, fully, and accurately cause to be entered in the accounting records of the Venture all transactions undertaken by it on behalf of the Venture. The fiscal year of the Venture shall be the calendar year unless the Venturers shall agree upon a different fiscal year.

           /section/13. FULL DISCLOSURE. Each Venturer shall keep the other Venturer informed generally of the transactions entered into by it on behalf of or relating to the Venture. In addition, each Venturer upon request shall furnish the other Venturer with full information and account for any and all transactions and matters within its knowledge affecting or relating to the Venture's business and purposes.

                               FUNDAMENTAL CHANGES

           /section/14. TRANSFER OF INTEREST IN VENTURE. A Venturer may not assign or otherwise transfer any of its interest in the Venture without the consent of the other Venturer, except as provided herein. For purposes of this section, the sale or issuance of capital stock by a Venturer to persons other than its then current stockholders, or entry into any other voting or management agreement, such that the party obtaining such shares or agreement is able to exercise control over such Venturer, shall be a transfer subject to this section. Golden Bear agrees that it will not unreasonably withhold or deny its consent to any transfer to an affiliated company owned and controlled by Hartmarx Corporation, or owned and controlled by any subsidiary of Hartmarx Corporation, which thereupon succeeds to the rights of HS&M Sub with respect to all patents, designs and know how licensed by the Venture. HS&M Sub agrees that it will not unreasonably withhold or deny its consent to any assignment by Golden Bear of its rights to receive payment under this Agreement, or to any other transfer by Golden Bear to an affiliated company owned and controlled by the Nicklaus family which thereupon succeeds to the rights of Golden Bear with respect to the Golden Bear Trademarks and Nicklaus Endorsement. In addition, no transfer of all or any portion of the interest of any Venturer in the Venture shall affect or release the transferring Venturer's obligations under this agreement or confer upon the transferee any of the authority or responsibilities of the transferring Venturer except to the extent otherwise expressly agreed upon in writing by all the Venturers. Notwithstanding anything to the contrary contained in this /section/14, HS&M Sub may at any time transfer or assign all of its interest (but not less than all) to another corporation which is a wholly-owned subsidiary of Hartmarx Corporation or of Hart Schaffner & Marx, and in such event HS&M Sub's obligations under this agreement shall be released as of the effective date of transfer, and the obligations, rights, authority and responsibilities of the transferring Venturer under this agreement shall vest in the transferee corporation and become the obligations, rights, authority and responsibilities of the transferee
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corporation as if it were HS&M Sub as of the effective date of transfer, provided only that such transferee corporation agrees to be substituted under this agreement for HS&M Sub and to be bound by all of the terms and conditions of this agreement. No such transfer shall be effective unless and until Golden Bear is given written notice of such transfer.

           /section/15. TERMINATION OF VENTURE. The Venture shall continue until December 31, 2000, or until terminated prior thereto by the mutual consent of both Venturers, or until otherwise terminated as hereinafter set forth. Pursuant to Section 17 of the Master Agreement, the Venture shall terminate automatically upon a termination of the Master Agreement by any party under the provisions of such Section, and the parties shall wind up the business of the Venture as provided for herein, unless the parties hereto have mutually agreed in writing to continue this Agreement on or before such effective date.

                  (a) AT THE ELECTION OF HS&M SUB. HS&M Sub shall have the right to terminate the Venture at any time after the occurrence of any one of the following events:

                    (1) The bankruptcy or insolvency of Golden Bear, an
                  assignment for the benefit of creditors by Golden Bear, the dissolution or liquidation of Golden Bear (other than as a result of any transaction permitted under /section/14 of this agreement).

                    (2) The failure of Golden Bear to perform or observe any
                  material obligation or condition of this Agreement which is not fully cured within 30 days after notice of such failure is given to Golden Bear by HS&M Sub.

                    (3) A material provision of this agreement is held to be invalid under /section/24 below.

                  (b) AT THE ELECTION OF GOLDEN BEAR. Golden Bear shall have the right to terminate the Venture at any time after the occurrence of any one of the following events:

                    (1) The bankruptcy or insolvency of Hart Schaffner & Marx or
                  HS&M Sub, an assignment for the benefit of creditors by Hart Schaffner & Marx or HS&M Sub, the dissolution of Hart Schaffner & Marx or HS&M Sub (other than the dissolution of HS&M Sub as a result of any transaction permitted under /section/14 of this agreement), or the liquidation of Hart Schaffner & Marx.

                    (2) The failure of HS&M Sub to perform or observe any
                  material obligation or condition of this agreement which is not fully cured within 30 days after notice of such failure is given to HS&M Sub by Golden Bear.

                    (3) A material provision of this agreement is held to be
                  invalid under /section/24 below.
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Unless otherwise agreed by the parties, the effective date of any election under this /section/15 to terminate the Venture (the "Effective Termination Date") shall be the 30th day after (i) written notice of such election has been given by the electing Venturer to the other Venturer or (ii) the Venturers have mutually consented to the termination of the Venture. In the event the Venture is terminated automatically as a result of the termination of the Master Agreement, unless otherwise agreed by the parties hereto, the effective date of the termination of the Master Agreement shall be the Effective Termination Date for purposes of this Agreement. In the event the Venture continues until December 31, 2000 (the "Ordinary Termination Date"), such date shall be the Effective Termination Date.

           /section/16. TERMINATION PROCEDURES; EFFECT OF TERMINATION.
Following the Effective Termination Date, the Venture shall continue for the purpose of winding up its affairs, as hereinafter set forth. The process of winding up its affairs shall include the Venture's performance of its obligations and receipt of its benefits under all Licensing Agreements existing on the Effective Termination Date ("Existing Licensing Agreements") during their initial term or other term in effect on the Effective Termination Date, but the Venture shall not thereafter pursue the purposes set forth in /section/3 except to the extent required for its performance under Existing Licensing Agreements and winding up the affairs of the Venture. Except as provided in the preceding sentence, during the period in which the Venture continues for the purpose of winding up its affairs, the provisions of this agreement shall continue in full force and effect to the extent they are not inconsistent with the Venture winding up its affairs and with this /section/16, and except further that the provisions of /section/11 shall no longer apply in territories not covered by Existing Licensing Agreements.

           Notwithstanding anything to the contrary contained in this /section/16, HS&M Sub may elect (by giving written notice to Golden Bear on or before the Effective Termination Date) not to continue to fulfill its responsibilities under /section/9 on behalf of the Venture to acquire and furnish design, advertising and marketing expertise, materials, know-how and services and manufacturing know-how, confidential know-how, and patent technology ("HS&M Sub Responsibilities") after the Effective Termination Date for and to licensees under any or all of the Existing Licensing Agreements as reasonably necessary to support the design, manufacturing and marketing of Nicklaus Products by such licensees, provided only that the licensee under each such Existing Licensing Agreement consents to HS&M Sub's withdrawal and to Golden Bear's assumption of these obligations of the Venture within 30 days after such notice by HS&M Sub.

           Although the Venture shall continue as described above for the purpose of winding up its affairs, upon the Effective Termination Date the following property of the Venture shall be distributed, notwithstanding the provisions of /section/7, to the Venturers as follows:

                    (a) All rights, title and interest of the Venture in or pertaining to any patents, designs, know-how and other property rights which were acquired from HS&M Sub automatically shall vest in HS&M Sub upon the Effective Termination Date and shall be assigned and distributed to HS&M Sub, subject to the Venture's and Golden Bear's continuing rights and license during the Licensing Period to use such patents, designs, know-how and other property rights in connection with the manufacture, advertisement, promotion and sale of Nicklaus Products under all Existing Licensing Agreements for the remainder of their initial term or other term in effect on the Effective Termination Date.

                    (b) All rights, title, interest and obligations of the Venture in, to and under any Existing Licensing Agreements with respect to which HS&M Sub has (under the second paragraph of this /section/16) elected to discontinue fulfilling HS&M Sub Responsibilities (provided the required licensee consent has been obtained) automatically shall vest in Golden Bear upon the Effective Termination Date and shall be assigned and distributed to Golden Bear.

                    (c) All rights, title, and interest of the Venture in and to the following automatically shall vest in Golden Bear upon the Effective Termination Date and shall be assigned and distributed to Golden Bear, subject to the Venture's rights to the following for purposes of performing its obligations under "Undistributed Licensing Agreements" as such term is defined below in this /section/16:

                            (1) The Venture's entire supply of advertising
                    materials and any and all other items on which appears all or any part of the Nicklaus Endorsement or the Golden Bear Trademarks (including but not limited to labels, hangtags, bags or other packaging materials, point of sales aids, sales promotional items and advertising mats and layouts), except that such materials and other items as must be retained by the Venture for the purpose of performing under Undistributed Licensing Agreements shall not be assigned and distributed to Golden Bear for so long as they are needed for such purpose.

                              (2) All rights of the Venture in and to the
                    Nicklaus Endorsement and the Golden Bear Trademarks.

Following the Effective Termination Date, HS&M Sub shall not continue to fulfill HS&M Sub Responsibilities with respect to any Existing Licensing Agreements required by (b) above to be distributed to Golden Bear, neither the Venture nor HS&M Sub shall have any rights to any of the property listed in (b) and (c) above, except as otherwise provided in (b) and (c) above and below in this /section/16, and neither the Venture nor Golden Bear shall have any rights to any of the property listed in (a) above, except as otherwise provided in (a) above. For purposes of this /section/16, the term "Undistributed Licensing Agreements" shall mean all Existing Licensing Agreements, except those Existing Licensing Agreements with respect to which all of the Venture's rights, title, interest and obligations have vested in Golden Bear and are required to be or have been assigned and distributed to Golden Bear pursuant to this /section/16 ("Distributed Licensing Agreements").

           Notwithstanding anything to the contrary contained in this /section/16, in the event that upon the Effective Termination Date it is not appropriate or at any time thereafter it becomes inappropriate for HS&M Sub to continue to fulfill HS&M Sub Responsibilities with respect to any Undistributed Licensing Agreements due to a poor relationship between HS&M Sub or Hart Schaffner & Marx and the licensee under any such

Undistributed Licensing Agreement, HS&M Sub shall not thereafter continue to fulfill HS&M Sub Responsibilities with respect to such Undistributed Licensing Agreements, all rights, title, interest and obligations in, to and under such Undistributed Licensing Agreements automatically shall vest in Golden Bear and shall be assigned and distributed to Golden Bear, and neither the Venture nor HS&M Sub shall have any rights to such Undistributed Licensing Agreements, except as otherwise provided below in this /section/16. A poor relationship between HS&M Sub or Hart Schaffner & Marx and a licensee rendering it inappropriate for HS&M Sub to continue to fulfill HS&M Sub Responsibilities shall be deemed to exist if Golden Bear and HS&M Sub mutually agree that it exists, or, in the event Golden Bear and HS&M Sub do not so mutually agree within 30 days after Golden Bear requests in writing that such a determination be made, if such licensee, upon the request of Golden Bear at any time after such 30 days, states in writing that such a relationship exists.

           Upon the conclusion of the initial term or other term in effect on the Effective Termination Date of an Undistributed Licensing Agreement, HS&M Sub shall not thereafter continue to fulfill HS&M Sub Responsibilities with respect to any such Undistributed Licensing Agreement, all rights, title, interest and obligations of the Venture in, to and under any such Undistributed Licensing Agreement automatically shall vest in Golden Bear and shall be assigned and distributed to Golden Bear, and neither the Venture nor HS&M Sub shall have any rights to such Undistributed Licensing Agreement.

           Upon the "Venture Termination Date" as such term is defined below in this /section/16, and after payment, or the setting aside of funds in reserve for payment, of all expenses of liquidation and all liabilities of the Venture (including advances by the Venturers and interest thereon, if any, and any other liabilities to the Venturers), all remaining property of the Venture shall be distributed, notwithstanding the provisions of /section/7, to the Venturers as follows:

                     (a) All cash shall be distributed pursuant to and in accordance with the provisions of /section/7.

                    (b) All accrued but unpaid payments owing to the Venture on the Venture Termination Date under any Existing Licensing Agreements for periods during which such Existing Licensing Agreements were Undistributed Licensing Agreements shall be distributed to the Venturers as such payments are received by the Venture or either of the Venturers pursuant to and in accordance with the provisions of /section/7.

                    (c) All rights, title, interest and obligations of the Venture in, to and under the following automatically shall vest in Golden Bear on the Venture Termination Date and shall be assigned and distributed to Golden
Bear:

                             (1)       All Undistributed Licensing Agreements.

                             (2) All rights of the Venture to the use of the Venture's name.

                             (3)      All other property of the Venture which
                              is not to be distributed to HS&M Sub under this /section/16.

Following the Venture Termination Date, HS&M Sub shall not continue to fulfill HS&M Sub Responsibilities with respect to any Undistributed Licensing Agreements required by (c)(1) above to be distributed to Golden Bear and neither the Venture nor HS&M Sub shall have any rights to any of the property listed in (c) above, except as otherwise provided below in this /section/16. For purposes of this /section/16, the term "Venture Termination Date" shall mean the earliest date as of which (i) all of the Venture's rights, title, interest and obligations in, to and under all Existing Licensing Agreements have vested in Golden Bear and are required to be or have been assigned and distributed to Golden Bear or (ii) the Licensing Period has ended.

           In addition to the distributions described above in this /section/ 16, Golden Bear shall pay to HS&M Sub a price (determined as hereinafter provided) for HS&M Sub's interest in each Distributed Licensing Agreement. Such price is intended to compensate HS&M Sub for its former rights to future payments during the Licensing Period under each Distributed Licensing Agreement for the remainder of its initial term or other term in effect on the Effective Termination Date. Such price for each such interest shall be as agreed upon by the Venturers within 30 days from the time Golden Bear is vested with all rights, title, interest and obligations of the Venture in, to and under such Distributed Licensing Agreement or within any other reasonable time which Golden Bear may but shall not be required to specify (which reasonable time shall be not less than 30 days from the time Golden Bear is so vested), and such price may, in the discretion of Golden Bear, be paid in whole or in part by the execution and delivery of a promissory note, payable over (A) a period five years, or (B) a period which ends on December 31, 2001, whichever is the lesser period, in equal annual installments of principal plus interest accrued and determined each month on the unpaid balance thereof at a rate equal to the prime rate in effect on the last business day of each such month at The First National Bank of Chicago. As to any Distributed Licensing Agreements for which a price has not been so mutually agreed upon within such 30 days or such other reasonable time (if Golden Bear has specified such other reasonable time), Golden Bear shall have a continuing obligation for the lesser period of (i) the initial term or other term in effect on the Effective Termination Date of such Distributed Licensing Agreement or (ii) the Licensing Period, to pay to HS&M Sub, within 30 days after each December 31 during the Licensing Period, a total amount equal to 25% of the "net profits" (as such term is defined below in this /section/16) derived by Golden Bear from all such Distributed Licensing Agreements during the twelve month period ending on such December 31. For purposes of this /section/16, "net profits" shall mean the total payments received under all such Distributed Licensing Agreements, excluding payments relating to Non-Apparel Products, less all direct and indirect expenses incurred in administering, performing, and supervising thereunder and in maintaining or defending any rights or claims thereunder other than expenses specifically related solely to Non-Apparel Products. For so long as Golden Bear is obligated to pay HS&M Sub with respect to the net profits from any Distributed Licensing Agreements, Golden Bear shall not terminate or substantially modify any exclusivity provisions of such Distributed Licensing Agreements; but, notwithstanding anything to the contrary contained in the first paragraph of this /section/16, such restrictions shall no longer apply in territories covered by any Distributed Licensing Agreement once Golden Bear is no longer obligated under this /section/16 to pay HS&M Sub with respect to the net profits from any such Distributed Licensing Agreement.

           The provisions of this /section/16, structured more for a step-by-step winding up and liquidation in the event the Venture is terminated prior to the Ordinary Termination Date rather than an immediate winding up and liquidation in the event the Venture is terminated on the Ordinary Termination Date, shall nonetheless apply in the event the Venture terminates on the Ordinary Termination Date. However, the Venturers deem it necessary to set forth in this paragraph their understanding as to how the step-by-step procedures would operate in such an event. Accordingly, the Venturers agree that if the Venture terminates on the Ordinary Termination Date, the Venture will not require a period of time for the purpose of winding up its affairs. Hence, all distributions provided for in this /section/16 (which distributions are, in accordance with this /section/16, to be made on one of (i) the Effective Termination Date, (ii) the Venture Termination Date or (iii) one or more dates between the Effective Termination Date and the Venture Termination Date) shall be made on the Ordinary Termination Date (as this /section/16 provides by defining the Effective Termination Date and the Venture Termination Date to be the Ordinary Termination Date if the Venture terminates on the Ordinary Termination Date).

           The distributions and payments or rights to payments under this /section/16 upon and following the Effective Termination Date for the purpose of the termination of the Venture shall be in lieu of all rights of the Venturers in and to any property of the Venture, and no Venturer shall have a right to a judicial accounting upon the termination of the Venture. HS&M Sub and Golden Bear each agree to execute any and all documents reasonably requested by the other for the purpose of reflecting the ownership and rights of the other in any property required by this /section/16 to be assigned and distributed by the Venture to such other Venturer.

           /section/17.     WITHDRAWAL.  No Venturer shall withdraw from the
Venture at any time except as expressly provided in this agreement.

           /section/18. AMENDMENTS. This agreement may be amended, in whole or in part, at any time, but only by an instrument in writing, signed by each of the Venturers, setting forth the amendment or amendments and the date on or as of which such amendment or amendments are to be effective. As of such effective date, this agreement shall be deemed to have been amended as provided in such instrument, and the Venturers shall be bound thereby.

                                  MISCELLANEOUS

           /section/19. ARBITRATION OF DISPUTES. Any disagreement or controversy arising under this agreement or otherwise with respect to the business or property of the Venture, whether before or after termination, which cannot be resolved by the Venturers and for which another method of resolution is not provided under this agreement, shall be settled by arbitration to be held, and the award made, in Palm Beach County, Florida, pursuant to the Florida Arbitration Law and, to the extent not inconsistent therewith, the then-existing Commercial Rules of the American Arbitration Association. Unless otherwise agreed by the parties at the time of submission, such arbitration shall be conducted before a single neutral arbitrator appointed from a panel maintained by the

Miami, Florida, office of the American Arbitration Association, whose decision shall be final and binding upon the parties and enforceable by legal or equitable proceedings in any applicable jurisdiction. The parties agree that the arbitrator so chosen shall have no power to alter, modify or change any of the provisions of this Agreement in any respect whatsoever, nor shall the arbitrator have the power to make any award of reformation or accelerate the payments which may be required, and the jurisdiction of said arbitrator is hereby expressly limited accordingly. All expense and fees of the arbitrator shall be borne equally by the Venturers.

           /section/20. NOTICES. Any notice or document required or desired to be given to any Venturer or the Venture shall be in writing and shall be deemed given: (i) to the Venture when deposited in the United States mail, first-class postage prepaid, addressed to the Venture at the address of its principal office, and (ii) to any Venturer when delivered personally to that Venturer (or its successor in interest) or when deposited in the United States mail, first-class postage prepaid, addressed to that Venturer at the following address to the attention of the Representatives or at least one of the Representatives, if any, of that Venturer designated as provided in /section/10 (with copies to the attention of any other Representatives and, in the case of HS&M Sub, with a copy to the attention of the General Counsel of Hartmarx Corporation at the address of HS&M Sub), or at such other address as that Venturer (or its successor in interest) may previously have specified in a notice to the Venture or to the Venturer, whichever is giving Notice:

                    (a)      To HS&M Sub:

                             Seaford Clothing Co.
                             c/o Hart Schaffner & Marx
                             101 North Wacker Drive
                             Chicago, Illinois  60606

                    (b)      To Golden Bear:

                             Golden Bear International, Inc.
                             11780 U.S. Highway #1, Suite 400
                             North Palm Beach, Florida  33408

           /section/21. GOVERNING LAW. It is the intention of the Venturers that the Venture be governed under the laws of the State of Florida and that all questions concerning the intention, validity, and meaning of this agreement or relating to the rights and obligations of the Venturers with respect to performance under this agreement shall be construed and resolved according to the laws of the State of Florida.

           /section/22. INDEMNIFICATION. If any Venturer breaches any provision of this agreement, or otherwise fails to perform any obligation or observe any condition imposed upon it under this agreement, then, in addition to being subject to all other remedies, liabilities, and obligations imposed upon it for such breach or failure under this agreement or under any applicable law, that Venturer shall indemnify and save harmless the Venture and the other Venturer against and from any and all liabilities, loses, damages, claims, costs, and expenses of any kind whatsoever (including reasonable attorney's fees and other costs and expenses of prosecuting or defending claims or controversies, litigated or unlitigated) arising directly or indirectly out of or by reason of any such breach or failure. The parties further acknowledge that the additional indemnification provisions of Sections 13 and 14 of the Master Agreement shall apply to any claims arising out of this Agreement as provided therein.

           /section/23.     WARRANTIES.  Each Venturer and the individuals
signing this agreement jointly and severally represents and warrants to the Venture and the other Venturer that:

                    (a) Each person or persons signing this agreement on behalf of that Venturer has been duly authorized to do so.

                    (b) That Venturer has the capacity to execute and perform this agreement.

                    (c) The execution and performance of this agreement by that Venturer will not violate its charter, articles of incorporation, by-laws or regulations, or any judgment, contract, agreement, statute or governmental regulation to which that Venturer is subject or a party.

                    (d) HS&M Sub represents and warrants that it is a wholly-owned subsidiary of Hart Schaffner & Marx, and Golden Bear represents and warrants that it is the duly authorized successor by merger to the interest to Golden Bear Apparel International, Inc.

           /section/24. SEVERABILITY. It is the intention of the parties to this agreement to comply with the laws governing joint ventures, and this agreement shall be construed consistently with such laws to the extent possible. If and to the extent that any court of competent jurisdiction is unable to so construe any provision of this agreement and holds such provision (or any part thereof) to be invalid, such holding shall in no way affect the validity of the remainder of this agreement. Notwithstanding the foregoing, in the event that any material provision of this agreement is severed by operation of this /section/24, either party may terminate the Venture.

           /section/25. CONSTRUCTION OF AGREEMENT. The captions at the beginning of the several sections and subsections of this agreement are not part of the context hereof, but are merely labels to assist in locating and reading those sections and subsections; they shall be ignored in construing this agreement. Each pronoun shall include any gender or number thereof, as the identity of its antecedent may require. This agreement may be executed in several counterparts, and each executed counterpart shall be considered as an original of this agreement. Time shall be of the essence with respect to the satisfaction of any condition to the rights of the Venturers under this agreement and with respect to all other times specified in this agreement.

           /section/26. ENTIRE AGREEMENT. This document contains the entire agreement between the Venturers and supersedes any prior understandings or agreements between them respecting the subject matter, provided that this agreement shall be subject in all respects to, and shall not be deemed to have amended or modified, any provision of the Master Agreement. There are no representations, arrangements, understandings, or agreements, oral or written, between the Venturers relating to the subject matters of this agreement, except those fully expressed in this document or the Master Agreement. Except as otherwise provided in /section/18, no changes, alterations, modifications, additions, or qualifications to the terms of this agreement shall be made or be binding.

           /section/27. SUCCESSORS IN INTEREST. Except as otherwise provided in this agreement, all provisions of this agreement shall be binding upon, inure to the benefit of, and be enforceable by and against the respective successors and assigns of each Venturer.

           IN WITNESS WHEREOF, the parties have executed multiple original counterparts of this agreement as of the date first set forth at the beginning hereof.

GOLDEN BEAR INTERNATIONAL, INC.        SEAFORD CLOTHING CO.



By:                                    BY:
   --------------------------             --------------------------
   Title:                                 Title:
   Its Authorized Officer                 Its Authorized Officer

                                  EXHIBIT "A"

                              EXCLUDED TERRITORIES

United States of America, its overseas possessions, military posts and exchanges

Canada

Mexico

Central and South America

Europe (excluding that part formerly within the territorial limits of the Union of Soviet Socialist Republics)

Peoples' Republic of China and Hong Kong

\bullet\ The Venture shall be authorized to locate and negotiate potential licensing arrangements in these countries, provided that GBI has authorized Hart Schaffner & Marx and Trans-Apparel Group. an affiliate of HS&M Sub, to distribute apparel in such territories by separate agreements until such time as the Venture may conclude a definitive license agreement which would prevent such direct distribution. Execution and delivery of a definitive license within such territory will be subject to mutual approval of the parties involved

\bullet\ In the event that the Venture is successful in concluding the proposed license agreement with Ryoden for this territory, such territory will be automatically added to the Licensing Territory of the Venture for the term of such license agreement upon the execution of such license agreement by HS&M Sub and Golden Bear, subject to the conditions set forth herein. For purposes of Section 6, 7 and 16 of the Joint Venture Agreement, Apparel Net Income and Loss generated by the Venture from any such license will be specially allocated and cash distributions made therefrom in the ratio of sixty-six and two-thirds percent (66 2/3%) to Golden Bear and thirty-three and one-third percent (33 1/3%) to HS&M Sub, and the Venture will segregate its revenues and expenses from such license as necessary to account for such special allocations in the same manner as otherwise provided for Non-Apparel Net Income and Loss. As consideration for the special allocation made to Golden Bear hereunder, Golden Bear shall be responsible for payment of any share of the income derived from such territory as Kosugi may require in connection with services to be rendered or marketing rights to be surrendered by Kosugi in connection with such license.

                                   EXHIBIT "B"

                               LICENSING AGREEMENT

         This agreement amends and restates, as of January 1, 1994, that certain licensing agreement originally dated as of March 29, 1983 by and between Golden Bear International, Inc. (a Florida corporation), with offices at Suite 400, 11760 U. S. Highway #1, North Palm Beach, Florida 33408 ("Golden Bear"), and Jack Nicklaus Apparel International (a joint venture between a wholly owned subsidiary of Hart Schaffner & Marx ("HS&M"), a New York corporation, and Golden
Bear), with its principal offices at Suite 400, 11760 U. S. Highway #1, North Palm Beach, Florida 33408 (the "Venture"). In consideration of the execution of joint venture agreement (the "Venture Agreement") dated the date hereof between Hart Schaffner & Marx's wholly owned subsidiary, Seaford Clothing Co. (an Illinois corporation), and Golden Bear, and the other instruments and agreements contemplated by the Venture Agreement, concurrently with the execution of this agreement, and in consideration of the mutual covenants and conditions contained herein, the parties hereto agree as follows:

         /section/1. GRANT OF ENDORSEMENT RIGHTS. During the "Licensing Period" (as such term is defined below in this /section/1), within the "Licensing Territory" (as such term is defined below in this /section/1) and subject to all the terms and conditions of this agreement, Golden Bear hereby grants to the Venture the exclusive right and license to the use of the "Nicklaus Endorsement" (as such term is defined below in this /section/1) in connection with the manufacture, advertisement, promotion and sale of "Nicklaus Products" (as such term is defined below in this /section/1). Golden Bear agrees that, during the Licensing Period and within the Licensing Territory, it will not grant to others and right or license to the use of the Nicklaus Endorsement in connection with the manufacture, advertisement, promotion and sale of Nicklaus Products, except to the extent such rights vest in Golden Bear and are no longer subject to any rights of the Venture as provided in /section/13 of this agreement. For purpose of this agreement, the terms "Licensing Period," "Licensing Territory," "Nicklaus Endorsement" and "Nicklaus Products" shall have the meanings given them in /section/3 of the Venture Agreement (as amended from time to time).

         /section/2. GOLDEN BEAR TRADEMARKS. It is understood and agreed that Golden Bear is the owner of those trademarks identified in Schedule "1" annexed hereto, which trademarks have been frequently used upon or in connection with articles of apparel licensed by the Venture and have been registered under the trademark laws of various jurisdictions within the Licensing Territory. Golden Bear hereby exclusively authorizes the Venture to utilize such trademarks, and any other trademarks used upon or in connection with wearing apparel products endorsed by Jack Nicklaus which are manufactured and/or distributed by HS&M or its affiliates under that Certain Master Apparel Agreement with Golden Bear dated as of June 1, 1993 (the "Master Agreement") (which trademarks are hereinafter referred to as the "Golden Bear Trademarks"), and in connection with the manufacture, advertisement, promotion and sale of Nicklaus Products within the Licensing Territory and during the Licensing Period, subject to the provisions of /section/10 of this agreement requiring prior approval by Golden Bear of the use of trademarks and advertising, respectively, as if the same were included within the Nicklaus Endorsement, to the extent provisions similar to or deriving from the provisions provided for in /section//section/4 and 5 of this agreement are contained in "Licensing Agreements" (as such term is defined below in this /section/2). Golden Bear agrees that, during the Licensing Period and within the Licensing Territory, it will not grant to others any right or license to the use of the Golden Bear Trademarks in connection with the manufacture, advertisement, promotion and sale of Nicklaus Products, except to the extent such rights vest in Golden Bear and are no longer subject to any rights of the Venture as provided in /section/13 of this agreement. For purposes of this agreement, the term "Licensing Agreements" shall have the meaning given it in /section/3 of the Venture Agreement (as amended from time to time).

         /section/3. SUBLICENSING AND ASSIGNMENT. Golden Bear understands that it is necessary for the Venture to grant sublicenses hereunder with respect to various aspects of the manufacture, advertisement, promotion and sale of Nicklaus Products. Accordingly, the Venture shall have the right to grant such sublicenses hereunder; provided, however, that all such sublicenses granted hereunder shall be subject to the prior approval of Golden Bear with respect to both "Sublicensees" (as such term is defined below in this /section/3) and the terms and conditions of the Licensing Agreement and provided, further, that the rights of Sublicensees and Sublicensees' "sublicensees" (as such term is defined below in this /section/3) hereunder shall be subject to all of the covenants and conditions set forth in this agreement and the rights of approval set forth in /section//section/4, 5, 6, 7 and 8 of this agreement. The Venture shall, in the Licensing Agreements, expressly subject all Sublicensees to such covenants, conditions and rights of approval which covenants, conditions and rights of approval shall expressly run to, be exercisable by and be enforceable by the Venture. In addition, the Venture shall be responsible to Golden Bear for enforcing and exercising all of such covenants, conditions and rights of approval as against any Sublicensees. For purposes of this /section/3, Golden Bear shall be deemed to have approved any sublicense if it consents to the execution and delivery of a Licensing Agreement as provided in /section/10 of the Venture Agreement. Otherwise than as provided in this /section/3, the Venture shall have no right to sublicense, assign, transfer, alienate or hypothecate any of its rights or obligations hereunder without the consent of Golden Bear. For purposes of this agreement, the term "Sublicensees" shall include any party licensed directly or indirectly by or under the Venture pursuant to the Venture Agreement and this agreement. For purposes of this agreement and the Licensing Agreements, Sublicensees' "sublicensees" shall be defined to include any party licensed directly or indirectly by or under Sublicensees pursuant to Licensing Agreements.

         /section/4. "APPROVAL OF PRODUCTS" PROVISION FOR LICENSING AGREEMENTS. The Venture shall have the following provision in all of the Licensing
Agreements:

                  "APPROVAL OF PRODUCTS. __________________ Sublicensee agrees that the Venture shall have the exclusive right to approve or disapprove of all Nicklaus Products, without exception, sold by or on behalf of Sublicensee and its sublicensees as to the nature, quality, style and design thereof and as to any endorsement, trademark or trade name used in connection therewith, it being understood and agreed, however, that if the Venture has not disapproved of a product submitted to it for approval as herein provided within the thirty (30) day period following the receipt of said product, said product shall be deemed to have been approved by the Venture. It is further understood and agreed that such approval shall in no event be unreasonably withheld or delayed, and if withheld, the reasons therefor shall be clearly explained to Sublicensee. Sublicensee and its sublicensees shall not manufacture (except in sample lots for obtaining the approval thereof by the Venture), advertise, promote and/or sell any of the Nicklaus Products without such prior approval of the Venture."

         /section/5.      "APPROVAL OF ADVERTISING" PROVISION FOR LICENSING
AGREEMENTS. The Venture shall have the following provision in all of the Licensing Agreements:

                  "APPROVAL OF ADVERTISING. Sublicensee acknowledges that it is essential for the protection of the interests of the Venture in the Nicklaus Endorsement that the Venture has a continuing control over the manner in which the Nicklaus Endorsement is used in advertising. Accordingly, Sublicensee agrees that the Venture shall have a continuing right to approve or disapprove of any advertising of any of the Nicklaus Products, which advertising involves in any way the Nicklaus Endorsement, whether used by Sublicensee, by its sublicensees, or by any distributor, retailer or other party selling Nicklaus Products manufactured and/or sold by Sublicensee and its sublicensees hereunder. Sublicensee further agrees that it and its sublicensees will not use and will not extend to others the right to use any such advertisement of any type whatsoever without the prior approval thereof by the Venture, and Sublicensee and sublicensees shall be responsible to the Venture for enforcing the Venture's rights under this paragraph as against any other party. Sublicensee finally agrees that it and its sublicensees will not use or continue to use and will use their best efforts to prevent the use or continued use of any such advertisement subsequent to a written notice of disapproval from the Venture, regardless of whether such advertisement theretofore had been approved. For the purposes of this paragraph, the Venture shall be deemed to have approved any advertisement, a copy of which is delivered to the Venture, which advertisement is not specifically disapproved by the Venture within the ten (10) day period next following the date of its receipt, it being understood and agreed, however, that such approval shall in no event be unreasonably withheld, the reasons therefor shall be clearly explained to Sublicensee."

         /section/6.      "APPROVAL OF MARKETING" PROVISION FOR LICENSING
           AGREEMENTS. The Venture shall have the following provision in all of the Licensing Agreements:

                  "APPROVAL OF MARKETING. Sublicensee agrees that the Venture shall have the exclusive right to approve or disapprove of all means of marketing Nicklaus Products, without exception, sold by or on behalf of Sublicensee and its sublicensees, whether used by Sublicensee, by its sublicensees, or by any distributor, retailer or other party selling Nicklaus Products sold by or on behalf of Sublicensee and its sublicensees hereunder. Sublicensee further agrees that it and its sublicensees will not use and will not extend to others the right to use any means of marketing Nicklaus Products of any type whatsoever without the prior approval thereof by the Venture, and Sublicensee and its sublicensees shall be responsible to the Venture for enforcing the Venture's rights under this paragraph as against any other party. Sublicensee finally agrees that it and its sublicensees will not use or continue to use and will prevent the use or continued use of any means of marketing subsequent to a written notice of disapproval thereof from the Venture, regardless of whether such means of marketing theretofore had been approved. For the purposes of this paragraph, the Venture shall be deemed to have approved any means of marketing which is not specifically disapproved by the Venture within the thirty (30) day period net following the date of its receipt of notification of the proposed means of marketing, it being understood and agreed, however, that such approval shall in no event be unreasonably withheld or delayed, and if withheld, the reasons therefor shall be clearly explained to Sublicensee."

         /section/7.      "PREMIUM MARKET" PROVISION FOR LICENSING AGREEMENTS.
The Venture shall have the following provision in all of the Licensing
Agreements:

                  "PREMIUM MARKET. Notwithstanding anything to the contrary contained in this agreement, it is expressly understood and agreed that Sublicensee and its sublicensees shall not have the right, without the express written consent of the Venture, to distribute any Nicklaus Products for sale by any party in the 'Premium Market' as that term is defined herein. 'Premium Market' shall be deemed to include sales of products to be sold to the consumer through automotive or tire stores, or gas stations, or grocery stores, or through any channel of distribution where the product would be used a part of a premium promotion or 'traffic builder' program designed to induce the consumer-purchaser (i) to come to or contact a certain place of business under circumstances where the premium seller is interested primarily in selling or exposing such consumer- purchaser to products or services other than Nicklaus Products, or (ii) to purchase a service or product other than Nicklaus Products; provided, however, that under no circumstances will the Premium Market be regarded as including sales of Nicklaus Products through such outlets as a "stock item" (as that term is understood in the industry) sold in the ordinary course of business at a normal mark-up to the retailer and jobber (if any), and not as what is recognized in the industry as a promotional item. Sublicensee shall be responsible to the Venture for enforcing the Venture's right under this paragraph to withhold consent to any sale of Nicklaus Products in the Premium Market as against any distributor, retailer or other party distributing or selling Nicklaus Products manufactured, distributed and/or sold by Sublicensee and its sublicensees under this agreement, and in furtherance of such responsibility Sublicensee shall restrict all distributors, retailers and other parties distributing or selling Nicklaus Products manufactured, distributed and/or sold by Sublicensee and its sublicensees under this agreement from distributing Nicklaus Products for sale in the Premium Market. In addition, Sublicensee shall provide that the Venture shall have the right to enforce such restrictions against all such distributors, retailers and other parties."

         /section/8. USE OF GOLDEN BEAR TRADEMARKS SUBJECT TO APPROVALS. The Venture shall provide in all of the Licensing Agreements that authorization to utilize the Golden Bear Trademarks is subject to the provisions, required by /section//section/4 and 5 of this agreement to be in all Licensing Agreements, requiring the prior approval by the Venture of the use of trademarks and advertising, respectively, as if the same were included within the Nicklaus Endorsement.

         /section/9. VARIATIONS IN LICENSING AGREEMENTS. Notwithstanding anything to the contrary contained in this agreement, Golden Bear may, by consenting to the execution and delivery of a Licensing Agreement containing provisions different from the provisions provided for in /section//section/4, 5, 6, 7 and 8 of this agreement, waive its right to require that such provisions be in such Licensing Agreement and permit the Venture to delete such provisions from or vary such provisions in such Licensing Agreement.

         /section/10. GOLDEN BEAR'S APPROVAL RIGHTS. All approvals of or consents to products, advertising and marketing by the Venture under Licensing Agreements, including approvals or consents under provisions similar to or deriving from the provisions provided for in /section//section/4, 5, 6, 7 and 8 of this agreement, shall not be given by the Venture without Golden Bear's prior approval or consent. If Golden Bear does not specifically disapprove of any matter submitted to it by the Venture for its approval within the period of time specified in a Licensing Agreement as the period of time in which the Venture must specifically disapprove of the matter or else be deemed to have approved of it, Golden Bear shall be deemed to have approved such matter, it being understood and agreed, however, that such approval shall in no event be unreasonably withheld or delayed, and if withheld, the reasons therefor shall be clearly explained to the Venture. In the event Golden Bear disapproves of any such matter within such period, or in the event that Golden Bear disapproves of a matter after such period and the Licensing Agreement permits a subsequent disapproval whether or not such matter had theretofore been approved, the Venture shall then disapprove of such matter as provided for in the Licensing Agreement. This provision is intended to and shall be interpreted as allowing Golden Bear to unilaterally require the Venture to disapprove of a matter, but as requiring, as provided in /section/10(a)(3) of the Venture Agreement, that both parties to the Venture are required to approve or consent in order for the Venture to grant any approvals or consents under Licensing Agreements.

         /section/11. REPRESENTATIONS OF GOLDEN BEAR. Golden Bear represents and warrants that it has rights with respect to licensing the use of the Nicklaus Endorsement and the Golden Bear Trademarks which entitle it to grant the exclusive rights granted in this agreement.

         /section/12. REGISTRATION AND PROTECTION OF NICKLAUS ENDORSEMENT AND GOLDEN BEAR TRADEMARKS. Any registration and/or protection during the Licensing Period of the Nicklaus Endorsement and the Golden Bear Trademarks by the Venture in any and all jurisdictions within the Licensing Territory shall not be in the name of the Venture, it being understood and agreed that all such registrations and protections shall be in the name of Golden Bear, or in other such name as Golden Bear shall specify. However, as provided in /section/8 of the Venture Agreement, subject to the provisions of /section/10 of the Venture Agreement with respect to certain consents to incurring some of the following costs on behalf of the Venture, the costs of registering and protecting all or any part of the Nicklaus Endorsement and the Golden Bear Trademarks in any and all jurisdictions within the Licensing Territory and the costs of maintaining actions for the infringement or other violation of the Venture's rights to the Nicklaus Endorsement and the Golden Bear Trademarks and resolving and defending claims and legal actions alleging infringement or any other violation of the rights of other parties arising out of the use of the Nicklaus Endorsement and the Golden Bear Trademarks by the Venture in any and all jurisdictions within the Licensing Territory shall be direct costs of the Venture, and shall not be costs either charged to Golden Bear or for which Golden Bear is obligated to indemnify the Venture.

         /section/13. EFFECT OF TERMINATION OF VENTURE. Notwithstanding anything to the contrary contained in this agreement, on the "Effective Termination Date" (as such term is defined below in this /section/13), as provided in paragraph (c)(2) of /section/16 on page 14 of the Venture Agreement, all rights, title, and interest of the Venture in and to the Nicklaus Endorsement and the Golden Bear Trademarks automatically shall vest in Golden Bear, and shall be assigned and distributed to Golden Bear, subject only to the Venture's rights to the Nicklaus Endorsement and the Golden Bear Trademarks for purposes of performing its obligations under "Undistributed Licensing Agreements" (as such term is defined below in this /section/13), and the Venture and Sublicensees shall not thereafter manufacture, advertise, promote and/or sell any product whatsoever in connection with the Nicklaus Endorsement and the Golden Bear Trademarks, except for purposes of performance under Undistributed Licensing Agreements. Further, and notwithstanding anything to the contrary contained in this agreement, on the "Venture Termination Date" (as such term is defined below in this /section/13), all rights of the Venture and Sublicensee in and to the Nicklaus Endorsement and the Golden Bear Trademarks shall cease absolutely. For the purposes of this agreement, the term "Effective Termination Date" shall have the meaning given it in /section/15 of the Venture Agreement (as amended from time to time) and the term "Undistributed Licensing Agreements" shall have the meaning given it in /section/16 of the Venture Agreement (as amended from time to time).

         IN WITNESS WHEREOF, the parties have executed multiple original counterparts of this agreement as of the date first set forth at the beginning hereof.

GOLDEN BEAR INTERNATIONAL,               JACK NICKLAUS APPAREL
  INC.                                     INTERNATIONAL



By:                                      By:
   ---------------------------              -----------------------------
   Name:                                 Name:
   Title:                                As Authorized Representative of
   Its Duly Authorized Officer           Seaford Clothing, Inc.



                                         By:
                                            -----------------------------
                                         Name:
                                         As Authorized Representative of
                                         Golden Bear International, Inc.

         Hart Schaffner & Marx and its undersigned wholly owned subsidiary, in consideration of the execution of the Venture Agreement, this agreement, and the other instruments and agreements contemplated by the Venture Agreement, concurrently with their execution hereunder for the purposes of making the representations, warranties and covenants which follow, hereby make the representations, warranties and covenants which follow. Hart Schaffner & Marx and its undersigned wholly owned subsidiary hereby covenant that there will not be any registration and/or protection of the Nicklaus Endorsement and the Golden Bear Trademarks during the Licensing Period by the Venture or either of them or any organization controlled directly, or indirectly through controlled organizations, by them in the name of the Venture or either of them or any organization controlled directly, or indirectly through controlled organizations, by them, it being understood that all such registrations and protections shall be in the name of Golden Bear, or in such other name as Golden Bear shall specify. (For purposes hereof, "control" shall have the meaning given it in /section/11 of the Venture Agreement.)

                                      HART SCHAFFNER & MARX




                                      By:
                                         ----------------------------
                                         Name:
                                         Title:
                                         Its Duly Authorized Officer


                                      SEAFORD CLOTHING CO.




                                      By:
                                         ----------------------------
                                         Name:
                                         Title:
                                         Its Duly Authorized Officer